Exhibit 99.1

Houston American Energy Corp. Enters Definitive Agreement to Acquire Abundia Global Impact Group, Expanding into Renewable Fuels and Chemicals

HOUSTON, TX, February 24, 2025 – Houston American Energy Corp. (NYSE American: HUSA) (“HUSA” or the “Company”) today announced that it has entered into a definitive agreement to acquire Abundia Global Impact Group, LLC (“AGIG”), a company specializing in converting waste into high value fuels and chemicals. The acquisition supports HUSA’s strategy to diversify its portfolio, expand its global footprint and execute its comprehensive strategy aimed at driving shareholder value through innovation in the renewable energy sector. The agreement is subject to HUSA shareholder approval and standard closing conditions.

Under the terms of the agreement, HUSA will acquire 100% of AGIG’s issued and outstanding units from AGIG’s members and HUSA will issue to AGIG’s members a number of shares of HUSA common stock which shall equal 94% of HUSA’s aggregate issued and outstanding common stock at the time of the Closing. AGIG is preparing to build its first advanced plastic recycling facility in Cedar Port, Texas. The facility represents the first phase of a structured, capital-efficient growth plan aimed at scaling and deploying AGIG’s suite of technologies for producing renewable fuels and chemicals from waste.

Building a Scalable, Sustainable Business in Renewable Fuels

“The AGIG acquisition aligns with our strategy to position HUSA into the multi-billion dollar renewable energy market” said Peter Longo, CEO of Houston American Energy Corp. “AGIG has developed a commercially ready project for converting waste into valuable fuels and chemicals, and this transaction gives HUSA shareholders a ready-made platform and project pipeline for future value generation. We are witnessing the growing momentum of the fuel and chemical industry’s transformation into alternative solutions like recycled chemical alternatives and the highly publicized sustainable aviation fuel market.”

A Structured Path to Growth

AGIG’s Cedar Port facility will serve as the hub for its five-year development plan in the US. This facility will be designed to scale production capacity while maintaining capital discipline. The company’s proven upgrading processes, strategic technology partnerships, and established industry relationships are expected to provide a clear path to commercialization.

“The consummation of this transaction represents a major milestone for AGIG, demonstrating our commitment to drive shareholder value through strategic commercial opportunities,” said AGIG CEO Ed Gillespie. “We are excited to use this platform to support the deployment and development of our suite of technologies that will assist in the evolution of fuel, chemical and waste markets, providing commercial alternatives and sustainable products.”

Looking Ahead

HUSA and AGIG will continue working toward a structured integration and execution plan, with additional updates expected in the coming months as the acquisition advances toward closing and AGIG further develops its business. HUSA expects to close on the AGIG acquisition early in the second quarter.

About HUSA

HUSA is an independent oil and gas company focused on the development, exploration, exploitation, acquisition, and production of natural gas and crude oil properties. Our principal properties, and operations, are in the U.S. Permian Basin and the South American country of Colombia. Additionally, we have properties in the Louisiana U.S. Gulf Coast region. For more information, please visit: https://houstonamerican.com/

About AGIG

AGIG develops scalable technologies for converting plastic and biomass waste into renewable fuels and chemicals. AGIG’s focus on commercial readiness, capital efficiency, and strategic industry partnerships supports a disciplined path to growth in sustainable energy markets.

Important Information About the Proposed Acquisition and Where to Find It

For additional information on the proposed transaction, see HUSA’s Current Report on Form 8-K, which will be filed concurrently with this press release. In connection with the proposed acquisition, HUSA intends to file relevant materials with the SEC, including a proxy statement, and will file other documents regarding the proposed acquisition with the SEC. HUSA’s stockholders and other interested persons are advised to read, when available, the proxy statement and documents incorporated by reference therein filed in connection with the proposed acquisition, as these materials will contain important information about AGIG and HUSA and the acquisition. HUSA will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the meeting relating to the approval of the acquisition and other proposals set forth in the proxy statement. Before making any voting or investment decision, investors and stockholders of HUSA are urged to carefully read the entire proxy statement, when available, and any other relevant documents filed with the SEC, as well as any amendments or supplements thereto, because they will contain important information about the proposed acquisition. The documents filed by HUSA with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to HUSA at 801 Travis Street, Suite 1425, Houston, Texas 77002.

Participants in the Solicitation

HUSA and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from HUSA’s stockholders in connection with the proposed transaction. A list of the names of those directors and executive officers and a description of their interests in HUSA will be included in the proxy statement for the proposed acquisition when available at www.sec.gov. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed acquisition when it becomes available. These documents can be obtained free of charge from the source indicated above.

AGIG and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of HUSA in connection with the proposed acquisition. A list of the names of such directors and executive officers and information regarding their interests in the proposed acquisition will be included in the proxy statement for the proposed acquisition.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement filed with the SEC. Stockholders, potential investors, and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Cautionary Note Regarding Forward-Looking Information:

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information is based on management’s current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking information in this news release may include, but are not limited to, statements with respect to (i) AGIG’s growth prospects and market size; (ii) AGIG’s projected financial and operational performance; (iii) new product and service offerings by AGIG may introduce in the future; (iv) the potential acquisition, including the likelihood and ability of the parties to consummate the potential acquisition successfully; (v) the risk the proposed acquisition may not be completed in a timely manner or at all, which may adversely affect the price of HUSA’s securities; (vi) the failure to satisfy the conditions to the consummation of the proposed acquisition, including the approval of the proposed acquisition by the stockholders of HUSA (vii) the effect of the announcement or pendency of the proposed acquisition on HUSA’s or AGIG’s business relationships, performance and business generally; (viii) the outcome of any legal proceedings that may be instituted against HUSA or AGIG related to the proposed acquisition or any agreement related thereto; (ix) the ability to maintain the listing of HUSA on NYSE American; (x) the price of HUSA’s securities, including volatility resulting from changes in the competitive and regulated industry in which AGIG operates, variations in performance across competitors, changes in laws and regulations affecting AGIG’s business; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed acquisition and identify and realize additional opportunities; and (xii) other statements regarding HUSA’s or AGIG’s expectations, hopes, beliefs, intentions and strategies regarding the future.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties.

With respect to the forward-looking information contained in this news release, the company has made numerous assumptions. While the company considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies. Additionally, there are known and unknown risk factors which could cause the company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing our business is disclosed in our Annual Report on Form 10-K and other filings with the SEC on www.sec.gov. You should carefully consider those risks and uncertainties, as well as those described in the “Risk Factors” section of HUSA’s proxy statement relating to the proposed acquisition, which is expected to be filed by HUSA with the SEC, other documents filed by HUSA from time to time with SEC, and any risk factors made available to you in connection with HUSA, AGIG, and the proposed acquisition. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of HUSA and AGIG) and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. HUSA and AGIG caution that the foregoing list of factors is not exclusive.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and the company disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.

No Offer or Solicitation

This press release relates to a proposed acquisition between HUSA and AGIG, and does not constitute a proxy statement or solicitation of a proxy and does not constitute an offer to sell or a solicitation of an offer to buy the securities of HUSA or AGIG, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

For additional information, view the company’s website at www.houstonamerican.com or contact Houston American Energy Corp. at (713) 222-6966.